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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                  May 4, 1996
                       (Date of earliest event reported)

                        GREAT LAKES CHEMICAL CORPORATION
             (Exact name of registrant as specified in its charter)

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
          DELAWARE                          1-6450                         95-1765035
  (State of Incorporation)          (Commission File No.)         (IRS Employer Identification  No.)
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                   ONE GREAT LAKES BOULEVARD, P.O. BOX 2200,
                         WEST LAFAYETTE, INDIANA 47906
          (Address of principal executive offices, including zip code)

                                 (317) 497-6100
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     On May 4, 1996, Great Lakes Chemical Corporation (the "Company") entered into a Pre-Acquisition Agreement with Nowsco Well Service Ltd. ("Nowsco") pursuant to which the Company has agreed, subject to the terms and conditions of the Pre-Acquisition Agreement, to make an offer (the "Offer") to purchase all of the outstanding common shares (the "Shares") of Nowsco at a price of Cdn. $30.90 per share payable in cash. The Company has entered into a commitment letter with The Chase Manhattan Bank, N.A. to establish a bank credit facility providing for borrowings up to $600 million to finance the Offer.

     The foregoing description of the Pre-Acquisition Agreement is qualified in its entirety by reference to the Pre-Acquisition Agreement, a copy of which is incorporated herein by reference to Exhibit (10) to this Current Report on Form 8-K. A copy of the Press Release issued by the Company on May 4, 1996 announcing the Company's entering into the Pre-Acquisition Agreement is attached as Exhibit
(99).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

     (10) Pre-Acquisition Agreement, dated May 4, 1996, between Great Lakes Chemical Corporation and Nowsco Well Service Ltd.

     (99) Great Lakes Chemical Corporation Press Release dated May 4, 1996.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                                 GREAT LAKES CHEMICAL CORPORATION
Dated: May 4, 1996                               By: /s/  ROBERT T. JEFFARES
                                                     -----------------------------------
                                                     Name: Robert T. Jeffares
                                                     Title: Executive Vice President
                                                             and Chief Financial Officer
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                                 EXHIBIT INDEX

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                                                                                     PAPER (P) OR
EXHIBIT     DESCRIPTION                                                             ELECTRONIC (E)
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
   (10)     Pre-Acquisition Agreement, dated May 4, 1996, between Great Lakes              E
            Chemical Corporation and Nowsco Well Service Ltd.
   (99)     Great Lakes Chemical Corporation Press Release dated May 4, 1996               E
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